SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date earliest event reported) January 23, 2006

                             MTR GAMING GROUP, INC.
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)


                             MTR GAMING GROUP, INC.
                        ---------------------------------
                        (Name of Person Filing Statement)



    Delaware                    000-20508                         84-1103135
-------------------        ---------------------           ---------------------
(State or other             (Commission File                   (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)


                   STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA  26034
--------------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


               Registrant's telephone number, including area code:
                                 (304) 387-8300
--------------------------------------------------------------------------------


                                      N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement
              ------------------------------------------

          The compensation to be provided to the four members of the Special Committee of the Board of Directors (the "Special Committee") established to review the previously announced management-led acquisition proposal referred to in Item 8.01 below (the "Acquisition Proposal") made by TBR Acquisition Group, LLC ("TBR") has been set at $1,500 per meeting of the Special Committee attended by a member (other than the Chairman) in person or by telephone and $2,000 per each such meeting so attended in the case of the Chairman.


Item 8.01.    Other Events
              ------------

          On January 26, 2006, the Registrant issued a press release announcing that: the Special Committee had decided to reject the Acquisition Proposal, which had offered to acquire all of the shares of the Registrant for $9.50 per share, and had so informed TBR; the Special Committee intends to continue to explore strategic alternatives; and on January 23, 2006 the Special Committee had received a letter from TBR withdrawing the Acquisition Proposal effective 5:00 p.m. New York City time on January 30, 2006 unless prior to that time the Special Committee, on behalf of the Company, satisfied certain conditions set forth in the letter, including delivering a meaningful substantive response to the Acquisition Proposal and granting TBR a 45 day exclusivity period. The Special Committee does not intend to satisfy the conditions. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Copies of the January 23, 2006 letter from TBR and the Special Committee's January 26, 2006 letter to TBR notifying it of the Special Committee's decision are attached hereto as Exhibits 99.2 and 99.3, respectively.


Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits:

                  Exhibit No.   Description
                  -----------   -----------

                  99.1          Press Release, dated January 26, 2006

                  99.2 Letter from TBR to the Special Committee of the Board of Directors of the Registrant, dated January 23, 2006

                  99.3 Letter from the Special Committee of the Board of Directors of the Registrant to TBR, dated January 26, 2006


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          MTR GAMING GROUP, INC.


                                          By:  /s/ John W. Bittner, Jr.
                                             -----------------------------------
                                               John W. Bittner, Jr.
                                               Chief Financial Officer

                                          Date:  January 26, 2006

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------------       --------------------------------------------------------

99.1                    Press Release, dated January 26, 2006

99.2 Letter from TBR to the Special Committee of the Board of Directors of the Registrant, dated January 23, 2006

99.3 Letter from the Special Committee of the Board of of Directors of the Registrant to TBR, dated January 26, 2006